Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz

Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which the transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                        To be Held on February 21, 2002

                               -----------------

To the Stockholders of High Income Opportunity Fund Inc.:

   The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at the Fund's offices at 125 Broad Street, 11/th/ Floor, New York, New York, on February 21, 2002 at 9:30 A.M. (New York Time) for the following purposes:

      1. To elect three Class I directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on January 10, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                            By Order of the Board of Directors

                            Christina T. Sydor
                            Secretary

New York, New York
January 22, 2002

                               -----------------

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       HIGH INCOME OPPORTUNITY FUND INC.
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 21, 2002

                                 INTRODUCTION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 125 Broad Street, 11/th/ Floor, New York, New York 10004, on February 21, 2002 at 9:30 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

   The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager; and/or PFPC Global Fund Services (PFPC), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SBFM are each located at 125 Broad Street, New York, New York 10004; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2001, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about January 22, 2002. The Fund will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board of Directors of the Fund has fixed the close of business on January 10, 2002 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 71,538,435.846 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 69,921,357.621 or 97.74% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class I have terms expiring at the Meeting; the Class I directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2005 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

   The Board knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

   Certain information concerning the nominees is set forth below. All of the nominees for Class I currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk(*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                  Persons Nominated for Election as Directors

                                                                         Number of Shares
                                   Principal Occupations                and % Beneficially
                                  During Past Five Years,                  owned as of
        Name                    Other Directorships, and Age            December 31, 2001
        ----                    ----------------------------            ------------------
CLASS I DIRECTORS
Lee Abraham          Retired; Director/Trustee of 9 investment                 None
 Director since 1999 companies associated with Citigroup Inc.
                     ("Citigroup"). Director of R.G. Barry Corp., a
                     footwear manufacturer and Signet Group plc., a
                     specialty retailer and eNote.com, Inc., a computer
                     hardware company. Formerly Chairman and
                     Chief Executive Officer of Associated
                     Merchandising Corporation, a major retail
                     merchandising and sourcing organization and
                     formerly Director of Galey & Lord and Liz
                     Claiborne; age 74.

                                                                          Number of Shares
                                    Principal Occupations                and % Beneficially
                                   During Past Five Years,                  owned as of
         Name                    Other Directorships, and Age            December 31, 2001
         ----                    ----------------------------            ------------------
Allan J. Bloostein     President of Allan J. Bloostein Associates, a            None
 Director since 1999   consulting firm; Director/Trustee of 16
                       investment companies associated with Citigroup;
                       Director of CVS Corporation, a drugstore chain,
                       and Taubman Centers Inc., a real estate
                       development company. Retired Vice Chairman
                       and Director of The May Department Stores
                       Company; age 72.

Richard E. Hanson, Jr. Retired; Formerly Head of The New Atlanta                None
 Director since 1999   Jewish Community High School, Atlanta,
                       Georgia; Director/Trustee of 9 investment
                       companies associated with Citigroup. Formerly
                       Headmaster, The Peck School, Morristown, New
                       Jersey; age 60.

   The remainder of the Board currently constitutes the Class II and the Class
III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2003 and 2004, respectively.

                              Directors Continuing in Office
                                                                          Number of Shares
                                    Principal Occupations                and % Beneficially
                                   During Past Five Years,                  owned as of
         Name                    Other Directorships, and Age            December 31, 2001
         ----                    ----------------------------            ------------------
CLASS II DIRECTORS
Heath B. McLendon*     Managing Director of Salomon Smith Barney;             230.653
 Director since 1993   Chairman, Co-Chairman, President and/or             (less than 1%)
                       Trustee/Director of 75 investment companies
                       associated with Citigroup; Director and President
                       of SBFM and Travelers Investment Adviser, Inc.
                       ("TIA"); 68.

Roderick C. Rasmussen  Investment Counselor; Director/Trustee of 9
 Director since 1993   investment companies associated with Citigroup.        166.439
                       Formerly Vice President of Dresdner and             (less than 1%)
                       Company Inc. (investment counselors); 75.

John P. Toolan         Retired; Director/Trustee of 9 investment                None
 Director since 1993   companies associated with Citigroup; Trustee of
                       John Hancock Funds. Formerly Director and
                       Chairman of the Smith Barney Trust Company,
                       Director of Smith Barney Holdings Inc. and
                       various subsidiaries, formerly Senior Executive
                       Vice President, Director and Member of the
                       Executive Committee of Smith Barney Inc.; 71.

CLASS III DIRECTORS

Jane F. Dasher         Controller of PBK Holdings Inc., a family              676.000
 Director since 1999   investment company; Director/Trustee of 11          (less than 1%)
                       investment companies associated with Citigroup.
                       Prior to 1997, an independent Financial
                       Consultant; age 52.

                                                                        Number of Shares
                                  Principal Occupations                and % Beneficially
                                 During Past Five Years,                  owned as of
        Name                   Other Directorships, and Age            December 31, 2001
        ----                   ----------------------------            ------------------

Donald R. Foley      Retired; Director/Trustee of 9 investment            13,131.000**
 Director since 1993 companies associated with Citigroup. Formerly       (less than 1%)
                     Vice President of Edwin Bird Wilson,
                     Incorporated (advertising); 79

Paul Hardin          Professor of Law and Chancellor Emeritus at the      4,298.431**
 Director since 1994 University of North Carolina at Chapel Hill;        (less than 1%)
                     Director/Trustee of 11 investment companies
                     associated with Citigroup; Formerly Director of
                     The Summit Bancorporation and formerly,
                     Chancellor of the University of North Carolina at
                     Chapel Hill; 70

--------
 * Designates a Director who is affiliated with the Manager and considered an "interested person" of the Fund as defined under the 1940 Act.
** Represents shares owned by this Director and members of his family.

                          Beneficial Ownership Report

   Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 2001, all filing requirements applicable to such persons were satisfied.

                     Committees of the Board of Directors

   The Fund has no compensation committee of the Board of Directors or any committee performing similar functions. The Fund has an administrative and governance committee composed of Lee Abraham, Jane F. Dasher, Donald R. Foley and Paul Hardin, which acts as a nominating committee of the Board of Directors. The Fund has an audit and investment performance committee ("Audit Committee") comprised solely of members who are independent as defined in the NYSE's Listed Company Manual. The Audit Committee is charged with recommending a firm of independent auditors to the Board of Directors and considering and discussing the Fund's accounting matters as set forth in the committee's charter, which is attached hereto as Appendix A. The Fund has a pricing committee composed of independent directors which is charged with determining fair value prices for securities when required. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors").

   Six meetings of the Board were held between October 1, 2000 and September 30, 2001, three of which were regular meetings. Three administrative and governance committee meetings were held. Three audit committee meetings were also held. Two pricing committee meetings were held. There were no nominating committee meetings held. No Director attended less than 75% of these meetings during his or her tenure.

   Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,769 were paid to such directors by the Fund during the calendar year ended December 31, 2000. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

                                 COMPENSATION

   The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended September 30, 2001 and calendar year ended December 31, 2000.

                              Compensation Table

                                                         Compensation
                                                           from Fund
                         Aggregate                         and Fund
                        Compensation     Pension or         Complex      Total Number of
                         from Fund       Retirement    Paid to Directors    Funds for
                       for the Fiscal Benefits Accrued for the Calendar  Which Director
                         Year Ended      as part of       Year Ended      Serves Within
    Name of Person        9/30/01      Fund Expenses       12/31/00       Fund Complex
    --------------     -------------- ---------------- ----------------- ---------------
Lee Abraham                 $350             0             $ 72,800             9
Allan J. Bloostein           350             0              109,500            12
Jane F. Dasher               550             0               75,000             9
Donald R. Foley*             336             0               74,900             9
Richard E. Hanson, Jr.       350             0               74,800             9
Paul Hardin                  350             0               93,150            11
Heath B. McLendon+             0             0                    0            75
Roderick C. Rasmussen*       450             0               74,900             9
John P. Toolan*              450             0               74,900             9

--------
+ Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Donald R. Foley: $113, Roderick C. Rasmussen: $158 and John P. Toolan:
  $450, and the following amounts of their total compensation from the Fund
  Complex: Donald R. Foley: $24,000; Roderick C. Rasmussen: $30,000 and John P.
  Toolan: $74,900.
  Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $186.

                               Current Officers

   The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                   Offices and Positions    Period         Principal Occupations During
       Name           Held with Fund     Offices Held        Past Five Years and Age
       ----        --------------------- ------------      ----------------------------
Heath B. McLendon  Chairman of the       1995 to date (see table of directors above)
                   Board, President and
                   Chief Executive
                   Officer

Lewis E. Daidone   Senior Vice           1993 to date Managing Director of Salomon Smith
                   President and                      Barney; Senior Vice President or
                   Treasurer                          Executive Vice President and
                                                      Treasurer of 83 investment companies
                                                      associated with Citigroup; Director and
                                                      Senior Vice President of the Manager
                                                      and TIA; 44.

John C. Bianchi    Vice President        1993 to date Managing Director of Salomon Smith
                                                      Barney and investment officer of
                                                      certain investment companies
                                                      associated with Citigroup; 46.

Christina T. Sydor Secretary             1993 to date Managing Director of Salomon Smith
                                                      Barney; Secretary of 61 investment
                                                      companies associated with Citigroup;
                                                      Secretary and General Counsel of the
                                                      Manager and TIA; 50.

Paul Brook         Controller            1998 to date Director of Salomon Smith Barney;
                                                      Controller or Assistant Treasurer of
                                                      certain investment companies
                                                      associated with Citigroup since 1998;
                                                      Prior to 1998, Managing Director of
                                                      AMT Capital Services Inc.; Prior to
                                                      1997, Partner with Ernst & Young
                                                      LLP; 47.

   THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                            Audit Committee Report

   The purposes of the Fund's Audit Committee are set forth in the Charter included as Appendix A. The purposes include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

   In connection with the audited financial statements as of and for the year ended September 30, 2001 included in the Fund's Annual Report for the year ended September 30, 2001 (the "Annual Report"), at a meeting held on November 26, 2001, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

   In addition, the Audit Committee discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent accountants the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   The Audit Committee also met on March 14, 2001 (to consider and discuss the audit committee charter for the year ended September 30, 2001 with management and the independent accountants.

   Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

                 Respectfully submitted,

                 Allan J. Bloostein      Roderick C. Rasmussen
                 Richard E. Hanson, Jr.  John P. Toolan

  Disclosure of Auditor Fees

   Audit Fees. Audit fees paid by Fund to KPMG LLP ("KPMG") in connection with KPMG's audit of the Fund's annual financial statements for the year ended September 30, 2001 totaled $27,000.

   Financial Information Systems Design and Implementation Fees. Neither the Fund nor its investment adviser SBFM or other entities under common control engaged KPMG to provide advice to the Fund regarding financial information systems design or implementation during the year ended September 30, 2001.

   All other Fees. Fees billed to the Fund by KPMG during the year ended September 30, 2001 for all other non-audit services rendered to the Fund totaled approximately $2,700 (such fees related to tax services provided to the Fund). There were no other non-audit fees billed to SBFM or any entity controlling, controlled by, or under common control with SBFM that provides services to the Fund during the year ended September 30, 2001. The Fund's Board of Directors has selected KPMG as auditors for the fiscal year ending September 30, 2002.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 2003 Annual Meeting of the stockholders of the Fund must be received by September 24, 2002 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2003 Annual Meeting will be held in February 2003. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

   The persons named as proxies for the 2003 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by

December 6, 2002, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                 OTHER MATTERS

   The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                            By Order of the Board of Directors,

                            Christina T. Sydor
                            Secretary

January 22, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     APPENDIX A

                       HIGH INCOME OPPORTUNITY FUND INC.
                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Company's accounting and financial reporting principles, policies and controls, and audit processes;

    2. in its oversight of the Company's financial statements and the independent audit thereof;

    3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

       The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company or of Smith Barney Fund Management LLC ("SBFM") as to any information technology, internal audit and other non-audit services provided by the outside auditors of the Company to the Company, SBFM and any entity controlling, controlled by or under common control with SBFM that provides services to the Company ("SBFM Affiliates").

       The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

       The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing each non-audit service provided to the Company, SBFM and the SBFM Affiliate and at least the matters set forth in Independence Standards Board No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the custodian, or other service providers to the Company, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee and the outside auditors may agree. These professional services may include those relating to the services provided by such service providers to the Company or any other services that the outside auditors or the Committee believe may bear on the outside auditor independence with respect to the Company. The Audit Committee acknowledges that the disclosure of such services provided by the outside auditors may be limited by the Code of Professional Conduct of the American Institute of Certified Public Accountants.

       The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's financial statements; (ii) information technology consulting services provided to the Company, SBFM, and the SBFM Affiliates for the most recent fiscal year, in the aggregate and, (iii) all other services provided to the Company, SBFM, and the SBFM Affiliates by the outside auditors for the most recent fiscal year, in the aggregate.

III.  Meetings of the Audit Committee:  The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV.  Duties and Powers of the Audit Committee:  To carry out its purposes, the
            Audit Committee shall have the following duties and powers:

    1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    2. to review the fees charged by the outside auditors for audit and non-audit services;

    3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

    4. If applicable, to consider whether the outside auditors' provision to the Company, SBFM and the SBFM Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services is compatible with maintaining the independence of the outside auditors; and

    5. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

    6. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    7. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

       . deficiencies noted in the audit in the design or operation of internal controls;

       .  consideration of fraud in a financial statement audit;

       .  detection of illegal acts;

       . the outside auditors' responsibility under generally accepted auditing standards;

       .  significant accounting policies;

       .  management judgments and accounting estimates;

       .  adjustments arising from the audit;

       . the responsibility of the outside auditors for other information in documents containing audited financial statements;

       .  disagreements with management;

       .  consultation by management with other accountants;

       . major issues discussed with management prior to retention of the outside auditors;

       .  difficulties encountered with management in performing the audit;

       . the outside auditors' judgments about the quality of the entity's accounting principles; and

       . reviews of interim financial information conducted by the outside auditors; (not applicable) and

    8. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

    9. to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

   10. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

   11. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

FORM OF PROXY
HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
New York, New York 10004
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on January 10, 2002 at a Meeting of Stockholders to be held on February 21, 2002 or any adjournment thereof.

[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ] Please mark votes as in this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.       ELECTION OF DIRECTORS
Class I Nominees: (01) Lee Abraham, (02) Allan J. Bloostein,
                   (03) Richard E. Hanson, Jr.

            FOR                     WITHHELD
         [         ]                        [         ]

         [         ]
         For all nominees except as noted above


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
         [          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________